Summary Prospectus and
Prospectus Supplement

August 6, 2021

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 6, 2021 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2021

Emerging Markets Small Cap Portfolio (the "Fund")

On August 6, 2021, stockholders of the Fund approved an Agreement and Plan of Reorganization by and between Morgan Stanley Institutional Fund, Inc., on behalf of the Fund, and Morgan Stanley Institutional Fund, Inc., on behalf of its series Next Gen Emerging Markets Portfolio ("MSIF Next Gen Emerging Markets"), pursuant to which substantially all of the assets and liabilities of the Fund will be transferred to MSIF Next Gen Emerging Markets in exchange for shares of common stock of MSIF Next Gen Emerging Markets and pursuant to which the Fund will be liquidated and terminated (the "Reorganization"). As a result of this transaction, stockholders of the Fund will become stockholders of MSIF Next Gen Emerging Markets receiving shares of MSIF Next Gen Emerging Markets with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the Reorganization. Each stockholder of the Fund will receive the Class of shares of MSIF Next Gen Emerging Markets that corresponds to the Class of shares of the Fund currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about August 13, 2021. The Fund expects to cease offering shares of all Classes of the Fund at the close of business on or about August 11, 2021.

Please retain this supplement for future reference.

  IFIEMSCREORGSUMPROPSPT 8/21